UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      November 23, 2005
Rockville Financial, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	000-51239	30-0288470

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

25 Park Street, Rockville, CT	06066

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 291-3600

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1: PRESS RELEASE

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(a)	Not applicable

(b)	Not applicable

(c)	Appointment of a new principal operating officer
(1)	On November 22, 2005, Rockville Financial, Inc. announced that Joseph F. Jeamel, Jr. has been promoted to Chief Operating Officer of Rockville Bank, effective immediately. Mr. Jeamel’s new responsibilities include providing direction and leadership for the overall operational functions of Rockville Bank, a subsidiary of Rockville Financial, Inc. He also will work with the President to continue the steady growth of the Bank. A copy of the company’s press release is attached as Exhibit 99.1.

(2)	Mr. Jeamel joined Rockville Bank in October 1990. He was promoted to Executive Vice President in December 2003. Prior to that time he served as Senior Vice President and Chief Financial Officer. Mr. Jeamel is 66 years old. There are no items to disclose under Items 401(d) or 404(a) of Regulation S-K.

(3)	The employment agreement with Mr. Jeamel provides for a term ending on December 31, 2006, which may be extended by agreement to December 31, 2007. The base salary that is effective for Mr. Jeamel is $185,000. The employment agreement with Mr. Jeamel provides for discretionary annual incentive compensation based upon satisfaction of performance targets as determined by the Human Resources Committee. Mr. Jeamel also participates in such executive compensation and employee benefit plans as Rockville Bank may, from time to time, offer to its executives and employees. Mr. Jeamel participates in the Supplemental Executive Retirement Plan, the Supplemental Savings and Retirement Plan, his Supplemental Executive Retirement Agreement dated January 27, 2004 and the Retiree Medical/Drug, Dental and Life Insurance Plan. A copy of the employment agreement between Rockville Bank and Joseph F. Jeamel, Jr. is attached as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits
(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits

Number	Description
99.1	Press Release dated November 22, 2005

99.2	Employment Agreement by and among Rockville Financial, Inc. and Rockville Bank and Joseph F. Jeamel, Jr. effective May 20, 2005 (incorporated herein by reference to Exhibit 10.4.1 to the Post Effective Amendment No. 1 to the Form S-1 Registration Statement filed for Rockville Financial, Inc. filed with the Commission on April 22, 2005)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2005	ROCKVILLE FINANCIAL, INC. Registrant

	By:	/s/ Gregory A. White

Gregory A. White Senior Vice President/ Chief Financial Officer